UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 19, 2003


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-2207              38-0471180
     -----------                    ---------           --------------
     (State or other                (Commission         (I.R.S. Employer
     jurisdiction of                File No.)           Identification No.)
     incorporation of
     organization)

     280 Park Avenue
     New York, New York                                  10017
     ----------------------------                        ---------
     (Address of principal executive office)             (Zip Code)


     Registrant's telephone number, including area code:   (212) 451-3000

     --------------------------------------------------    -----------------
     (Former name or former address,                        (Zip Code)
      if changed since last report)



Item 5. Other Events and Regulation FD Disclosure

     On May 19, 2003, Triarc Companies, Inc. (the "Company") issued a press release announcing that it has completed the sale of $175 million principal amount of 5.0% convertible notes due 2023 (the "Convertible Notes") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). This amount includes $25 million principal amount of the Convertible Notes issued pursuant to an option granted to the initial purchaser. The Convertible Notes are convertible into shares of the Company's Class A common stock under certain circumstances specified in the indenture relating to the Convertible Notes.

     In connection with the sale of the Convertible Notes, the Company repurchased 1.5 million shares of its Class A Common Stock from the purchasers of the Convertible Notes for $41.7 million (or $27.80 per share) under the terms of the Company's previously announced $50 million stock repurchase program. The press release relating to the completion of the transaction is attached as
Exhibit 99.1 to this report.

     The Convertible Notes and the Class A common stock issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States, absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of Triarc Companies, Inc. dated May 19, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIARC COMPANIES, INC.


                                       By: Brian L. Schorr
                                           ------------------------------
                                           Brian L. Schorr
                                           Executive Vice President and
                                           General Counsel

Dated:   May 19, 2003




                                  EXHIBIT INDEX

Exhibit  Description

99.1     Press release of Triarc Companies, Inc. dated May 19, 2003



                                                    Exhibit 99.1

                                                For Immediate Release


CONTACT:  Anne A. Tarbell
          (212) 451-3030
          www.triarc.com


               TRIARC COMPLETES PRIVATE PLACEMENT OF $175 MILLION
                         5.0% CONVERTIBLE NOTES DUE 2023

      o Repurchases 1.5 million Class A common shares at $27.80 per share


     New York, NY, May 19, 2003 - Triarc Companies, Inc. (NYSE: TRY) announced today that it has completed the sale of $175 million principal amount of 5.0% convertible notes due 2023 ("convertible notes") to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "Securities
Act"). This amount includes $25 million principal amount of the convertible notes issued pursuant to an option granted to the initial purchaser. The notes are unsecured and unsubordinated and will rank on parity with Triarc's other existing and future unsecured and unsubordinated indebtedness.

     The convertible notes will bear interest at a rate of 5.0% per annum and are convertible into Triarc Class A common stock at a conversion rate of 25 shares per $1,000 principal amount of the notes (equal to a conversion price of $40.00 per share of Triarc Class A common stock), subject to adjustment in certain circumstances. Holders of the convertible notes may convert their convertible notes only: (i) during any fiscal quarter commencing after June 29, 2003 that Triarc's Class A common stock trades in excess of $48.00 (which is 120% of the conversion price) for at least 20 trading days out of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter;
(ii) during the five business day period after any ten consecutive day period in which the trading price per $1,000 principal amount of the convertible notes for each day is less than 95% of the per share price of Triarc Class A common stock times the number of shares of Triarc Class A common stock issuable upon conversion of $1,000 principal amount of notes; (iii) if the notes have been called for redemption; or (iv) if certain specified corporate events have occurred. Upon conversion, Triarc has the right to deliver in lieu of shares of Class A common stock, cash or a combination of cash and stock.

     Triarc may not redeem the convertible notes prior to May 20, 2010, after which time Triarc may redeem the notes in whole or in part for cash at 100% of their principal amount plus accrued and unpaid interest, if any. On May 15, 2010, 2015 and 2020 (or such additional dates as may be designated by Triarc) convertible note holders may require Triarc to repurchase the notes for cash at 100% of principal amount plus accrued and unpaid interest, if any.

     In connection with the sale of the convertible  notes,  Triarc  repurchased
1.5 million shares of Triarc Class A common stock sold by the purchasers of the convertible notes for $41.7 million (or $27.80 per share). Such repurchase was made under Triarc's previously announced $50 million stock repurchase program. The balance of the net proceeds from the sale of the convertible notes (approximately $126.6 million) will be used by Triarc for general corporate purposes, which may include working capital, repayment of indebtedness, acquisitions, additional share repurchases and investments.

     The convertible notes and the Class A common stock issuable upon conversion of the convertible notes have not been registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the U.S., absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

     Triarc is a holding company and through its subsidiaries, the franchisor of the Arby's(R) restaurant system and an operator of approximately 240 Arby's restaurants located in the United States.

                                      # # #
                                 Note to Follow


                              NOTE TO PRESS RELEASE

     The statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements which address operating performance, events or developments that are expected or anticipated to occur in the future are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. These factors include, among others, risks and uncertainties affecting the Company and its subsidiaries detailed in the Company's Form 10-K for the fiscal year ended December 29, 2002 (see especially "Item 1. Business-Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations"), and in our other current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond our control. We will not undertake and specifically decline any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.